EXHIBIT 1


                     AGREEMENT WITH RESPECT TO SCHEDULE 13G

The undersigned hereby agree that any Statement on Schedule 13G to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Blackbaud Inc., a Delaware Corporation, may be filed by any of the undersigned on behalf of all of the undersigned.

IN WITNESS WHEREOF, the undersigned have caused the Agreement to be executed in counterparts by their duly authorized signatories as of the 14th day of February, 2005.

                                    HELLMAN & FRIEDMAN CAPITAL
                                    PARTNERS III, L.P.

                                    By its General Partner,
                                    H&F Investors III

                                    By its Managing General Partner,
                                    Hellman & Friedman Associates
                                    III, L.P.

                                    By its Managing General Partner,
                                    H&F Investors III, Inc.


                                    By:    /s/ Georgia Lee
                                       -------------------------
                                    Name:  Georgia Lee
                                    Title: Vice President


                                    H&F ORCHARD PARTNERS III, L.P.

                                    By its General Partner,
                                    H&F Investors III

                                    By its Managing General Partner,
                                    Hellman & Friedman Associates
                                    III, L.P.

                                    By its Managing General Partner,
                                    H&F Investors III, Inc.

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                                    By:    /s/ Georgia Lee
                                       -------------------------
                                    Name:  Georgia Lee
                                    Title: Vice President


                                    H&F INTERNATIONAL PARTNERS III, L.P.

                                    By its General Partner, H&F
                                    Investors III

                                    By its Managing General Partner,
                                    Hellman & Friedman Associates
                                    III, L.P.

                                    By its Managing General Partner,
                                    H&F Investors III, Inc.


                                    By:    /s/ Georgia Lee
                                       -------------------------
                                    Name:  Georgia Lee
                                    Title: Vice President


                                    H&F INVESTORS III, INC.


                                    By:    /s/ Georgia Lee
                                       -------------------------
                                    Name:  Georgia Lee
                                    Title: Vice President


                                    By:    /s/ F. Warren Hellman
                                       -------------------------
                                    Name:  F. Warren Hellman